PROS Holdings Q3 2021 NYSE: PRO

Page 2 ©2021 PROS Holdings, Inc. All rights reserved. Disclaimer / Forward-Looking Statements Included in this presentation are forward-looking statements including, but not limited to, those related to earnings, addressable market and other financial projections. These predictions, estimates, and other forward-looking statements involve known and unknown risks and uncertainties that may cause actual results to differ materially from those expressed or implied in this presentation. We refer you to the documents we file with the Securities and Exchange Commission, which identify and discuss important factors that could cause actual results to differ materially from those discussed in these forward-looking statements. All statements included in these materials are based upon information known as of the date hereof, and PROS Holdings assumes no obligation to update any such statements, except as required by law. This presentation includes certain supplemental non-GAAP financial measures, that we believe are useful to investors as useful tools for assessing the comparability between periods as well as company by company. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, our financial information and results prepared in accordance with U.S. GAAP included in our periodic filings made with the SEC. Further information relevant to the interpretation of non-GAAP financial measures, and reconciliations of these non-GAAP financial measures to the most comparable GAAP measures, may be found in the Appendix to this presentation.

Page 3 ©2021 PROS, Inc. All rights reserved. Confidential and Proprietary We optimize every shopping and selling experience.

Page 4 PROS Strategic Pillars Leverage partnerships to expand our reach at scale Drive an incredible customer experience, adoption & value Accelerate market penetration & customer expansions with the PROS Platform Lead AI innovation powering digital commerce

©2021 PROS Holdings, Inc. All rights reserved.

Page 6 ©2021 PROS Holdings, Inc. All rights reserved. PROS at a Glance $247 mm+ Total Revenue TTM Q3 ‘21 84% Recurring Revenue as a % of Q3 Total Revenue $30B+ Underpenetrated, Addressable Market 27% of Total Revenue 2020 Invested into R&D2 Free Cash Flow Improvement TTM Q3 ‘211 60+ Countries with Customers $46 mm+ 1) Non-GAAP metric. 2) Non-GAAP metric. On a GAAP basis R&D is 30% of 2020 Total Revenue.

©2021 PROS, Inc. All rights reserved. Confidential and Proprietary page 7 Customer Buying Experience, The New Battlefield of businesses expect to compete mainly on customer experience, up from just 36% in 2010 Source: Gartner What qualities define a good customer experience? Speed – Fast responses to inquiries, easy product search, easy to use self-service website Transparency – Product and pricing information are always accessible Personalized – Tailored recommendations, personalized pricing, personalized browsing experience Consistency – Harmonized buying experience, consistent recommendations and offers across channels

eCommerce is Experiencing Explosive Growth Covid-19 % Growth in ecommerce revenues as a percent of total revenues since Covid-19 (among companies who sell online) Source: McKinsey, Forbes

©2021 PROS, Inc. All rights reserved. Confidential and Proprietary page 9 …However, eCommerce adds competitive pressure and complexity to the buying process Receives a marketing email promotion Goes to your webstore to place an order. Clicks button to request discounted price. Visits your website or ecommerce site to research products. Clicks to request a sales call Sales rep calls back, offers discounted price, and offers to complete the order Wants to place order again via website, but wants new pre-negotiated price Calls the call center to get pre-negotiated price applied Sales rep calls to answer questions about the product Competitor Interactions Today’s buying experience combines multiple touchpoints through traditional and digital channels and vendors must deliver simplicity and consistency for buyers through all...

©2021 PROS, Inc. All rights reserved. Confidential and Proprietary page 10 Customers in Transition Of B2B buyers report that their vendor preferences have changed with the accelerated move to digital channels, post Covid-19 Source: Hanover 2020%  % Experts believe this wave of momentum in customer behavior will leave 20-40% of companies’ existing business up for grabs Source: HBR, McKinsey, BCG, Hanover Customer behavior shift  New purchase occasions  New competitive set  New basis for comparison

Organizational Challenges Impeding Omnichannel Experiences… Delivering consistent information at all the various touchpoints Minimizing unnecessary friction in the process that makes it difficult for your customers to buy Ensuring that your pricing is transparent while maintaining profitability and remaining competitive Delivering the information the customer needs as fast as possible through all sales channels Providing conflicting prices in different sales channels. Internal misalignment between critical functions managing the sales process

The PROS Platform enables companies to consolidate the development, management and delivery of product and price information to internal systems that drive commerce so that buyers can receive fast and personalized product and pricing offers in their preferred sales channel.

©2021 PROS, Inc. All rights reserved. Confidential and Proprietary page 13 THE CUSTOMER eCOMMERCECRM API+ Robust Product Catalogs Product and Service Configuration Performance Quoting Streamlined Sales Agreements Sales Opportunity Insights Omnichannel Price Management Customer-Specific Price Optimization Real-Time Price Delivery ACTIONABLE INSIGHTS ACTIONABLE INSIGHTS Accelerate Sales Teams Drive eCommerce Offers Manage and Deliver Price Strategies Common Data Model Connected Selling Workflows Shared UX Design System Artificial Intelligence

©2021 PROS, Inc. All rights reserved. Confidential and Proprietary page 14 Accelerating Travel Recovery: The New Battlefield What will be the key pillars of recovery for airlines? Reduce Costs – Airlines not only need to reduce costs, but also increase productivity with the right technology investments. Drive Revenue Growth – Airlines have the unique challenge to identify long-term growth opportunities, while maintaining short-term stability. Exceptional Customer Experience – To bring customers back on board, airlines need to focus on transparency and flexibility in all aspects of their business, including pricing, offer creation & management. Despite tremendous uncertainty, there is substantial pent-up demand for air travel. Source: IATA

©2021 PROS, Inc. All rights reserved. Confidential and Proprietary page 15 The Status Quo is Much Riskier Now of airlines surveyed say their digital platforms are not flexible or that it takes time to implement new products & processes. Source: DigginTravel 2019 Airline Digital Retail Survey The ability for airlines to be agile, implement new products & services, and meet the demands of a ‘new customer normal’ cannot be hampered by legacy systems.

The PROS Platform for Travel powers an airline’s revenue management, sales, distribution, and digital retail strategies to create and distribute revenue optimal offers while maintaining the ability to scale the business across both direct and NDC channels. PROS is uniquely able to deliver an end-to-end solution that enables airlines as retailers – to optimize every shopping and selling experience an airline owns.

©2021 PROS, Inc. All rights reserved. Confidential and Proprietary page 17 THE PASSENGER MobileAirline.com NDC API Revenue Management Dynamic Pricing Ancillary Merchandising Bundling & Segmentation Group & Corporate Sales Pricing & Shopping Digital Retailing Booking, Ticketing & Servicing ACTIONABLE INSIGHTS ACTIONABLE INSIGHTS Common Data Model Artificial Intelligence GDS for Travel

Page 18 ©2021 PROS Holdings, Inc. All rights reserved. Our AI Solutions Power Companies to Compete and Win in Today’s Digital Economy In the emerging digital selling landscape, customers are looking for frictionless buying experiences, with immediate responses about pricing and delivery. PROS has proved to be an excellent partner, committed to our success. With PROS, dealers can order directly from an electronic catalog to configure and place orders, ensuring a real-time sales experience and complete order accuracy. There are small cost investment, large impact, like Salesforce, PROS as a pricing tool, Tableau as an analytical tool. Lance Fritz Union Pacific Chief Executive Officer Q2 2020 Earnings Call Randy Carey, Manitou Group Vice President Digital Transformation Jean-Phillippe Bitouzet, Saint Gobain Director Supply Chain & Business Model

Page 19 ©2021 PROS Holdings, Inc. All rights reserved. PROS Powers Commerce Across Diversified Industries Travel TechnologyHealthcare Chemicals & Energy Food & ConsumablesB2B Services Automotive & Industrial

Page 20 ©2021 PROS Holdings, Inc. All rights reserved. PROS TAM is Massive, Global and Growing $2.4B Automotive & Industrial $1.6B Food & Consumables $1.3B Healthcare $1.2B Travel $1.0B B2B Services $800mm Technology $700mm Chemicals & Energy Note: (1) TAM represents our estimated global total revenue and market opportunity but does not represent the actual market opportunity that we may target or ultimately service or otherwise derive revenue from. Our estimate of TAM may be revised in the future depending on a variety of factors, including competitive dynamics, our sales efforts, customer needs, industry shifts and other economic factors. Strategic Industries and Geographies +$9B Emerging Industries and Geographies$21B $30B+ Underpenetrated, Addressable Market(1)

Page 21 ©2021 PROS Holdings, Inc. All rights reserved. Numerous Vectors for Growth Continued Product Innovation Migrate Legacy Customers to Cloud Cross/Up-Sell Existing Customers Strategic M&A Land New Logos

©2021 PROS Holdings, Inc. All rights reserved.

Page 23 ©2021 PROS Holdings, Inc. All rights reserved. Third Quarter 2021 Earnings Recap $mm (Except Per Share) Q3 2021 Q3 2020 Delta TTM 9/30/21 TTM 9/30/20 Delta Total Revenue $62.7 $61.5 2% $247.3 $257.7 (4%) Subscription Revenue $44.1 $42.0 5% $173.9 $168.3 3% Adjusted EBITDA ($4.4) ($6.2) $1.8 ($22.6) ($28.0) $5.4 Free Cash Flow ($8.5) ($15.7) $7.2 ($7.4) ($53.8) $46.4 Non-GAAP Net Loss Per Share ($0.13) ($0.15) $0.02 ($0.63) ($0.63) $0.0 For a reconciliation of GAAP to Non-GAAP metrics refer to the appendix.

Page 24 ©2021 PROS Holdings, Inc. All rights reserved. Strong and Consistent Cloud Growth Trajectory ($mm) Subscription Revenue 66 99 145 170 2017 2018 2019 2020 37% CAGR 136 163 204 215 2017 2018 2019 2020 Recurring Revenue 17% CAGR NOTE: As of 1/1/2020, license revenue and license cost of revenue are now combined with subscription revenue and subscription cost of revenue, respectively

©2021 PROS Holdings, Inc. All rights reserved. Page 25 Globally Diversified Business 32% of 2020 Total Revenue United States 30% of 2020 Total Revenue Europe 38% of 2020 Total Revenue Other Regions

Page 26 ©2021 PROS Holdings, Inc. All rights reserved. Investment Highlights • Leading end-to-end, AI platform powering digital commerce • We believe the massive market opportunity is at an inflection point • Real-time, mission critical solutions delivering powerful customer ROI • Loyal customer base consisting of leading blue-chip companies • Deep competitive moat built through 35 years of AI leadership • Rapidly growing, highly visible subscription revenue • Strong culture of innovation and execution

©2021 PROS Holdings, Inc. All rights reserved.

Page 28 ©2021 PROS Holdings, Inc. All rights reserved. Helping People and Companies Outperform We are INNOVATORS Thinking creatively to find new paths to success for our people, our customers, and our business We CARE Putting people first - our customers, employees, partners, and community - it’s how our company was started, and how we’ll always run it Looking for every opportunity to create a better PROS and a better experience for our customers, and we hold ourselves accountable We are OWNERS

Strong and Experienced Leadership Team



Andres Reiner
President & CEO
25+ years in enterprise technology including 20 years at PROS



Les Rechan
Chief Operating Officer
30+ years in enterprise technology including PROS, Solace, Halogen Software & IBM



Stefan Schulz
Chief Financial Officer
25+ years in enterprise technology including PROS, BMC, Lawson, & Digital River



Katrina Klier
Chief Marketing Officer
25+ years in high-tech experience including Accenture and Microsoft



Martin Simoncic
Chief Customer Officer
15+ years in customer success, delivery and enterprise technology including PROS & Vertafore



Scott Cook
Chief Accounting Officer
20+ years in accounting and finance at PROS



Nikki Brewer
Chief People Officer
15+ years in HR & Total Rewards including 3 years at PROS



Damian Olthoff
General Counsel & Secretary
20+ years in corporate law including 8 years at PROS



Sunil John
Chief Product Officer
15+ years in enterprise technology including product management and corporate development at PROS



Ajay Damani
Executive Vice President, Engineering
20+ years in enterprise technology, including software engineering and product development at PROS

©2021 PROS Holdings, Inc. All rights reserved. Confidential and Proprietary

Page 30 ©2021 PROS Holdings, Inc. All rights reserved. Employee Resource Groups: The Heart of Our Culture Dedicated to the professional development of women at PROS and in the surrounding tech community. Our Employee Resource Groups (ERGs) are formed and led by employees, with company support, and any interested employee may join any group. Organized around common life experiences and backgrounds, they serve to champion our diversity initiatives and facilitate a workplace culture of equity and inclusion. Created to attract, develop and retain Black talent at PROS. Represents the interests of the PROS and local Hispanic community while also celebrating the culture and values. Serves as a resource that positively influences and ensures the development of its LGBTQIA+ members. Connects the community of young professionals across PROS to foster growth and development of leadership skills.

Page 31 ©2021 PROS Holdings, Inc. All rights reserved. Committed to a Diverse & Inclusive Environment Women at PROS Underrepresented Minorities in the U.S. 21% 23% 27% 30% 30% 29% 27% 29% 32% 35% 35% 36% 2015 2016 2017 2018 2019 2020 2020 figures based on 1,235 global employees as of 12/31/20 16% 18% 17% 21% 23% 24%24% 25% 25% 25% 27% 26% 2015 2016 2017 2018 2019 2020 Note: Underrepresented Minorities include AA, Hispanic and Multicultural 2020 figures based on 830 employees in the U.S. as of 12/31/20 Overall Representation % of All Employees Globally Management % of All Managers Globally Overall Representation % of All Employees U.S. Management % of All Managers U.S. Our employees mirror the rich cultural, ethnic and gender diversity of our global customers, and we want those who enter into a business relationship with PROS to see themselves in us.

Page 32 ©2021 PROS Holdings, Inc. All rights reserved. Green Office Spaces Our global headquarters is LEED Silver certified and designed to minimize carbon emissions, conserve energy and water resources, as well as maximize natural light dispersion. Committed to a Sustainable Business Sustainable Data Centers Worldwide By partnering with Microsoft, we deliver our innovative solutions via data centers that operate using at least 50% green energy sources and are 100% carbon neutral. Recycling Efforts All PROS offices have a robust recycling program. Office-wide recycling efforts vary by location, but include such items as paper, plastic, glass, and aluminum, as well as common office consumables. Our Corporate Social Responsibility Report outlines our vision and strategy for creating a sustainable business that prioritizes our responsibilities to the world in which we live.

Page 33 ©2021 PROS Holdings, Inc. All rights reserved. Contact Us Email: ir@pros.com Phone: 713.335.5895 Web: pros.com

©2021 PROS Holdings, Inc. All rights reserved.

GAAP to Non-GAAP Reconciliation

(Unaudited)

	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Quarter over Quarter % change	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020	Year over Year % change
GAAP gross profit	$ 36,619	$ 36,871	(1)%	$ 107,502	$ 112,252	(4)%
Non-GAAP adjustments:						
New headquarters noncash rent expense	—	99		—	417	
Amortization of acquisition-related intangibles	384	910		1,196	2,700	
Share-based compensation	951	519		2,753	1,545	
Non-GAAP gross profit	$ 37,954	$ 38,399	(1)%	$ 111,451	$ 116,914	(5)%
Non-GAAP gross margin	60.6 %	62.4 %		59.8 %	61.0 %	
GAAP loss from operations	$ (15,808)	$ (16,163)	(2)%	$ (52,704)	$ (52,654)	—%
Non-GAAP adjustments:						
New headquarters noncash rent expense	—	370		—	1,479	
Amortization of acquisition-related intangibles	845	1,386		2,597	4,144	
Share-based compensation	8,634	6,378		25,410	18,477	
Total Non-GAAP adjustments	9,479	8,134		28,007	24,100	
Non-GAAP loss from operations	$ (6,329)	$ (8,029)	(21)%	$ (24,697)	$ (28,554)	(14)%
Non-GAAP loss from operations % of total revenue	(10.1)%	(13.1)%		(13.2)%	(14.9)%	
GAAP net loss	$ (17,525)	$ (18,857)	(7)%	$ (57,600)	$ (58,800)	(2)%
Non-GAAP adjustments:						
Total Non-GAAP adjustments affecting loss from operations	9,479	8,134		28,007	24,100	
Amortization of debt discount and issuance costs	373	1,998		1,119	5,426	
Tax impact related to non-GAAP adjustments	1,744	2,168		6,569	6,908	
Non-GAAP net loss	$ (5,929)	$ (6,557)	(10)%	$ (21,905)	$ (22,366)	(2)%
Non-GAAP diluted loss per share	$ (0.13)	$ (0.15)		$ (0.49)	$ (0.52)	
Shares used in computing non-GAAP loss per share	44,386	43,347		44,318	43,251	

PROS.

©2021 PROS Holdings, Inc. All rights reserved.

Page 35

GAAP to Non-GAAP Reconciliation
(Unaudited)

	Three Months Ended December 31, 2020	Three Months Ended December 31, 2019	Quarter over Quarter % change	Year Ended December 31, 2020	Year Ended December 31, 2019	Year over Year % change
GAAP gross profit	$ 35,539	$ 37,814	(6)%	$ 147,791	$ 151,217	(2)%
Non-GAAP adjustments:						
New headquarters noncash rent expense	—	167		417	646	
Amortization of acquisition-related intangibles	886	907		3,586	3,895	
Share-based compensation	587	490		2,132	2,025	
Non-GAAP gross profit	$ 37,012	$ 39,378	(6)%	$ 153,926	$ 157,783	(2)%
Non-GAAP gross margin	60.8 %	59.5 %		61.0 %	63.0 %	
GAAP loss from operations	$ (13,426)	$ (15,071)	(11)%	$ (66,080)	$ (53,338)	24 %
Non-GAAP adjustments:						
Acquisition-related expenses	—	254		—	502	
Debt extinguishment fees	—	—		—	319	
New headquarters noncash rent expense	—	555		1,479	2,218	
Amortization of acquisition-related intangibles	1,363	1,398		5,507	5,831	
Share-based compensation	5,922	6,446		24,399	24,680	
Total Non-GAAP adjustments	7,285	8,653		31,385	33,550	
Non-GAAP loss from operations	$ (6,141)	$ (6,418)	(4)%	$ (34,695)	$ (19,788)	75 %
Non-GAAP loss from operations % of total revenue	(10.1)%	(9.7)%		(13.7)%	(7.9)%	
GAAP net loss	$ (18,184)	$ (17,300)	5 %	$ (76,984)	$ (69,081)	11 %
Non-GAAP adjustments:						
Total Non-GAAP adjustments affecting loss from operations	7,285	8,653		31,385	33,550	
Amortization of debt discount and issuance costs	3,277	1,945		8,703	11,074	
Loss on debt extinguishment	—	660		—	5,660	
Tax impact related to non-GAAP adjustments	1,736	1,375		8,645	4,623	
Non-GAAP net loss	$ (5,886)	$ (4,667)	26 %	$ (28,251)	$ (14,174)	99 %
Non-GAAP diluted loss per share	$ (0.14)	$ (0.11)		$ (0.65)	$ (0.35)	
Shares used in computing non-GAAP loss per share	43,452	42,615		43,301	40,232	

PROS.

©2021 PROS Holdings, Inc. All rights reserved.

Page 36

Page 37 ©2021 PROS Holdings, Inc. All rights reserved. GAAP to Non-GAAP Reconciliation (Unaudited) Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 Adjusted EBITDA GAAP Loss from Operations $ (15,808) $ (16,163) $ (52,704) $ (52,654) Amortization of acquisition-related intangibles 845 1,386 2,597 4,144 New headquarters noncash rent expense — 370 — 1,479 Share-based compensation 8,634 6,378 25,410 18,477 Depreciation and other amortization 1,891 2,265 6,231 6,440 Capitalized internal-use software development costs — (459) — (1,265) Adjusted EBITDA $ (4,438) $ (6,223) $ (18,466) $ (23,379) Net cash used in operating activities $ (8,171) $ (14,886) $ (17,585) $ (61,841) Purchase of property and equipment (excluding new headquarters) (347) (384) (1,291) (1,647) Capitalized internal-use software development costs — (459) — (1,265) Free Cash Flow $ (8,518) $ (15,729) $ (18,876) $ (64,753)

Page 38 ©2021 PROS Holdings, Inc. All rights reserved. GAAP to Non-GAAP Reconciliation (Unaudited) Three Months Ended December 31, Year Ended December 31, 2020 2019 2020 2019 Adjusted EBITDA GAAP Loss from Operations $ (13,426) $ (15,071) $ (66,080) $ (53,338) Acquisition-related expenses — 254 — 502 Amortization of acquisition-related intangibles 1,363 1,398 5,507 5,831 New headquarters noncash rent expense — 555 1,479 2,218 Debt extinguishment fees — — — 319 Share-based compensation 5,922 6,446 24,399 24,680 Depreciation and other amortization 2,387 2,208 8,827 8,039 Capitalized internal-use software development costs (421) (415) (1,686) (1,436) Adjusted EBITDA $ (4,175) $ (4,625) $ (27,554) $ (13,185) Net cash provided by (used in) operating activities $ 12,452 $ 12,852 $ (49,389) $ 5,245 Purchase of property and equipment (excluding new headquarters) (601) (1,481) (2,248) (4,626) Purchase of intangible asset — — — (50) Capitalized internal-use software development costs (421) (415) (1,686) (1,436) Free Cash Flow $ 11,430 $ 10,956 $ (53,323) $ (867)